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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

             Current Report Filed Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                 Date of Report
                (Date of earliest event reported): March 21, 1999


                                 FORCENERGY INC
             (Exact name of registrant as specified in its charter)



               Delaware                                0-26444                                65-0429338
    (State or other jurisdiction of            (Commission File Number)          (I.R.S. Employer Identification No.)
    incorporation or organization)
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                         2730 S.W. 3rd Avenue, Suite 800
                            Miami, Florida 33129-2356
                              (Address of principal
                                executive offices
                                  and zip code)

                                 (305) 853-8500
                         (Registrant's telephone number,
                              including area code)

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ITEM 3. BANKRUPTCY OR RECEIVERSHIP

         On  March  21,  1999,  Forcenergy  Inc  and its  subsidiary  Forcenergy
Resources, Inc. filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code in the U.S. Bankruptcy Court for the Eastern
District of  Louisiana  in New  Orleans.  These  petitions  were styled as In re
Forcenergy Inc and In re Forcenergy Resources Inc., respectively. Forcenergy and
Forcenergy Resources will be operated as debtors-in-possession under the Bankruptcy Code. A copy of the the press release issued by Forcenergy on March
21, 1999 to report the Chapter 11 filings is attached as an exhibit hereto.

ITEM 7.  EXHIBITS

         Exhibit 99.1      --   Press Release


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FORCENERGY INC

Date: March 22, 1999

                                          By:  /s/ E. Joseph Grady
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                                                   E. Joseph Grady
                                                   Vice President, Treasurer and
                                                     Chief Financial Officer




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